Exhibit 24


                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ATC Healthcare, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints David Savitsky and Stephen Savitsky or either of them, with power of substitution, his true and lawful attorneys-in-fact and agents, with full power to act for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the Fiscal Year Ended February 28, 2007, or any amendments or supplements thereto, including without limitation on Form 8, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest said seal, and to file such Form 10-K and each such amendment or supplement, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his name as of the 25th day of May, 2007.

                                            /s/ JONATHAN J. HALPERT
                                            -----------------------------
                                            Jonathan J. Halpert,
                                            Director of the Corporation


                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ATC Healthcare, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints David Savitsky and Stephen Savitsky, or either of them, with power of substitution, his true and lawful attorneys-in-fact and agents, with full power to act for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the Fiscal Year Ended February 28, 2007, or any amendments or supplements thereto, including without limitation on Form 8, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest said seal, and to file such Form 10-K and each such amendment and supplement, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his name as of the 25th day of May, 2007.

                                         /s/ BERNARD J. FIRESTONE
                                         ----------------------------
                                         Bernard J. Firestone,
                                         Director of the Corporation

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ATC Healthcare, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints David Savitsky and Stephen Savitsky, or either of them, with power of substitution, his true and lawful attorneys-in-fact and agents, with full power to act for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the Fiscal Year Ended February 28, 2007, or any amendments or supplements thereto, including without limitation on Form 8, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest said seal, and to file such Form 10-K and each such amendment and supplement, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his name as of the 25th day of May, 2007.


                                              /s/ MARTIN SCHILLER
                                              ----------------------------
                                              Martin Schiller,
                                              Director of the Corporation